Exhibit 10.1

EXECUTION COPY

PNC BANK, NATIONAL ASSOCIATION

2100 Ross Avenue, Suite 1850

Dallas, Texas 75201

March 16, 2017

CJ Holding Co.

3990 Rogerdale

Houston, Texas 77042

Attention:	Mark Cashiola
Chief Financial Officer

Re:	Revolving Credit and Security Agreement, dated as of January 6, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among C&J Energy Services, Inc., a corporation organized under the laws of the State of Delaware (“Holdings”), CJ Holding Co., a corporation organized under the laws of the State of Delaware (“CJ Holding”), the other Subsidiaries of Holdings from time to time party thereto as borrowers (together with Holdings and CJ Holding, collectively, the “Borrowers”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and individually a “Lender”) and PNC Bank, National Association, as agent for Lenders (in such capacity, the “Agent”). Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Existing Credit Agreement.

Dear Mr. Cashiola:

The Borrower, the Required Lenders and the Agent party hereto desire to amend the Credit Agreement as set forth in this letter agreement (this “Letter Agreement”). Therefore, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree that, effective as of the date hereof, the definition of “Permitted Growth CapEx Amount” appearing in Section 1.2 of the Credit Agreement is hereby amended by deleting the reference to “$25,000,000” in the chart appearing in such definition and inserting a reference to “$60,000,000” in its place.

All of the representations and warranties made by the Borrowers in or pursuant to the Credit Agreement (after giving effect to this Letter Agreement) and the Other Documents are true and correct in all material respects (without duplication of any materiality or Material Adverse Effect qualifiers) on and as of the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date).

This Letter Agreement and the actions taken hereby shall not impair, prejudice or otherwise adversely affect Agent’s rights at any time to exercise any right, privilege or remedy in connection with any present or future Default or Event of Default with respect to the Credit Agreement or any Other Documents. No Borrower shall be entitled to rely upon any verbal statements made or purported to be made by or on behalf of Agent in connection with any alleged agreement by Agent to refrain from exercising any of its rights. Agent and the Borrowers hereby agree that (i) this Letter Amendment shall constitute an “Other Document” and (ii) the Credit Agreement and the Other Documents shall remain in full force and effect except as specifically modified hereby.

C&J Energy Services Letter Amendment (First Amendment)

Agent expressly reserves all of its rights and remedies under the Credit Agreement and any Other Documents and otherwise in connection with any present or future Default or Event of Default thereunder, and all of the terms and conditions of the Credit Agreement any Other Documents shall remain and continue in full force and effect except as amended hereby. Any failure or delay by Agent in exercising any such rights and remedies shall not impair, prejudice or otherwise adversely affect Agent’s right to exercise them in the future, and shall not constitute a modification thereof or of any of the terms and conditions of the Credit Agreement or any Other Documents.

Each of the undersigned hereby agrees that this Letter Amendment may be executed in one or more counterparts, each of which when so executed, shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[Signature pages follow]

C&J Energy Services Letter Amendment (First Amendment)	2

Sincerely,

PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Renae Sinclair
Name: Renae Sinclair
Title: Vice President

[SIGNATURE PAGE TO LETTER AMENDMENT (FIRST AMENDMENT)]

AGREED AND ACCEPTED AS OF THE
DATE FIRST ABOVE WRITTEN:

C&J ENERGY SERVICES, INC., as Holdings and as a Borrower

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel Chief Risk and Compliance Officer and Corporate Secretary

CJ HOLDING CO.
BLUE RIBBON TECHNOLOGY, INC.
C&J SPEC-RENT SERVICES, INC.
C&J WELL SERVICES, INC.
KVS TRANSPORTATION, INC.
TIGER CASED HOLE SERVICES, INC.
TOTAL E&S INC., each as a Borrower

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel and Chief Risk Officer

ESP COMPLETION TECHNOLOGIES LLC, as a Borrower

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President and General Counsel

TELLUS OILFIELD INC., as a Borrower

By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel and Chief Risk Officer

[SIGNATURE PAGE TO LETTER AMENDMENT (FIRST AMENDMENT)]